SEGMENT INFORMATION
                        TECHNE CORPORATION AND SUBISIDARIES
                      (in thousands of $'s, except per share data)

                                                                         Increase (Decrease)
                                  Fiscal 2007                              From Fiscal 2006
                ------------------------------------------------ --------------------------------------
                 First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter Quarter Quarter Quarter  YTD
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales            52,351  52,509  60,197  58,425 223,482   100%     4,642   4,480   5,384   6,359 20,865
Cost of sales    11,237  10,714  12,019  12,697  46,667    21%       141      19     (86)    875    949
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Gross margin     41,114  41,795  48,178  45,728 176,815    79%     4,501   4,461   5,470   5,484 19,916

Gross margin
 percentage       78.5%   79.6%   80.0%   78.3%   79.1%

SG&A expense      7,067   8,830   7,229   7,839  30,965    14%       613     850     328   1,570  3,361
R&D expense       4,855   5,044   5,169   5,014  20,082     9%       138     470     408     241  1,257
Amortization
 expense            403     404     403     404   1,614     1%       (89)    (88)    (89)    (87)  (353)
Interest expense    268     815       0       0   1,083     0%        45     577    (245)   (258)   119
Interest income  (1,676) (1,956) (2,237) (2,565) (8,434)   (4%)     (702)   (826) (1,155) (1,043)(3,726)
Other non-opera-
 ting ex., net      485     428     767     894   2,574     1%       274     147     538     531  1,490
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                 11,402  13,565  11,331  11,586  47,884    21%       279   1,130    (215)    954  2,148
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Earnings before
 income taxes    29,712  28,230  36,847  34,142 128,931    58%     4,222   3,331   5,685   4,530 17,768
Income taxes     10,081   9,567  12,954  11,218  43,820    20%     1,592   1,182   2,139   1,095  6,008
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                 19,631  18,663  23,893  22,924  85,111    38%     2,630   2,149   3,546   3,435 11,760
                ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======
Diluted earnings
 per share          .50     .47     .60     .58    2.15
Weighted average
 diluted shares
 outstanding     39,469  39,511  39,543  39,555  39,513



                                     BIOTECHNOLOGY  (1)
                                     (in thousands of $'s)

                                                                         Increase (Decrease)
                                  Fiscal 2007                              From Fiscal 2006
                ------------------------------------------------ --------------------------------------
                 First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter Quarter Quarter Quarter  YTD
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales            41,621  40,073  46,202  44,788 172,684   100%     4,022   2,376   3,189   4,712 14,299
Intersegment
 sales           (5,699) (6,647) (7,072) (6,652)(26,070)            (400)    (92)   (676)   (941)(2,109)
                ------- ------- ------- ------- -------          ------- ------- ------- ------- ------
                 35,922  33,426  39,130  38,136 146,614            3,622   2,284   2,513   3,771 12,190

Cost of sales     8,482   7,683   9,041   9,577  34,783    20%        12    (464)    (84)    980    444
Intersegment
 sales           (5,524) (6,435) (7,147) (6,679)(25,785)            (201)   (295)   (669)   (922)(2,087)
                ------- ------- ------- ------- -------          ------- ------- ------- ------- ------
                  2,958   1,248   1,894   2,898   8,998             (189)   (759)   (753)     58 (1,643)

Gross margin     32,964  32,178  37,236  35,238 137,616    80%     3,811   3,043   3,266   3,713 13,833

Gross margin
 percentage       79.6%   80.8%   80.4%   78.6%   79.9%

SG&A expense     4,013    4,664   4,166   4,617  17,460    10%       374     470     (33)  1,207  2,018
R&D expense      4,675    4,854   4,971   4,833  19,333    11%       143     450     378     248  1,219
Amortization
 expense           403      404     403     404   1,614     2%       (89)    (88)    (89)    (87)  (353)
Interest, net     (595)    (722)   (841) (1,031) (3,189)   (2%)     (327)   (349)   (556)   (530)(1,762)
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                  8,496   9,200   8,699   8,823  35,218    21%       101     483    (300)    838  1,122
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Pretax result    24,468  22,978  28,537  26,415 102,398    59%     3,710   2,560   3,566   2,875 12,711
                ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======

(1)  Includes R&D Systems' Biotechnology Division,
Fortron Bio Science, Inc., and BiosPacific, Inc.


                                      R&D SYSTEMS EUROPE
                                    (in thousands of British pounds)

                                                                         Increase (Decrease)
                                  Fiscal 2007                              From Fiscal 2006
                ------------------------------------------------ --------------------------------------
                 First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter Quarter Quarter Quarter  YTD
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales             6,870   7,851   8,854   8,154  31,729    100%      180     322     598     876  1,976
Cost of sales     3,285   3,766   4,091   3,797  14,939     47%       (7)      1    (100)    167     61
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Gross margin      3,585   4,085   4,763   4,357  16,790     53%      187     321     698     709  1,915

Gross margin
 percentage       52.2%   52.0%   53.8%   53.4%   52.9%

SG&A expense      1,074   1,236   1,075   1,113   4,498     14%       70      51       5      (2)   124
Interest income    (410)   (480)   (542)   (595) (2,027)    (6%)     (84)   (151)   (200)   (226)  (661)
Exchange loss
 /(gain)             78     (64)     22       6      42      --       63     (90)     71      15     59
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                    742     692     555     524   2,513      8%       49    (190)   (124)   (213)  (478)
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Pretax result     2,843   3,393   4,208   3,833  14,277     45%      138     511     822     922  2,393
                ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======

                                          R&D SYSTEMS EUROPE
                                         (in thousands of $'s)

                                                                         Increase (Decrease)
                                  Fiscal 2007                              From Fiscal 2006
                ------------------------------------------------ --------------------------------------
                 First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter Quarter Quarter Quarter  YTD
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales            12,927  15,257  17,403  16,179  61,766    100%    1,052   2,151   2,907   2,702  8,812
Cost of sales     6,181   7,319   8,040   7,541  29,081     47%      337     765     682     818  2,602
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Gross margin      6,746   7,938   9,363   8,638  32,685     53%      715   1,386   2,225   1,884  6,210

Gross margin
 percentage       52.2%   52.0%   53.8%   53.4%   52.9%

SG&A expense      2,020   2,405   2,112   2,219   8,756     14%      238     346     233     155    972
Interest income    (771)   (933) (1,067) (1,174) (3,945)    (6%)    (192)   (361)   (467)   (494)(1,514)
Exchange loss
 /(gain)            147    (126)     42      19      82      --      119    (172)    129      36    112
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                  1,396   1,346   1,087   1,064   4,893      8%      165    (187)   (105)   (303)  (430)
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Pretax result     5,350   6,592   8,276   7,574  27,792     45%      550   1,573   2,330   2,187  6,640
                ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======

                                             HEMATOLOGY
                                         (in thousands of $'s)

                                                                         Increase (Decrease)
                                  Fiscal 2007                              From Fiscal 2006
                ------------------------------------------------ --------------------------------------
                 First  Second   Third  Fourth          Percent   First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter   YTD   Of Sales Quarter Quarter Quarter Quarter  YTD
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Sales             3,502   3,826   3,664   4,110  15,102    100%      (32)     45     (36)   (114)  (137)
Cost of sales     2,098   2,147   2,085   2,258   8,588     57%       (7)     13     (15)     (1)   (10)
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Gross margin      1,404   1,679   1,579   1,852   6,514     43%      (25)     32     (21)   (113)  (127)

Gross margin
 percentage       40.1%   43.9%   43.1%   45.1%   43.1%

SG&A expense        398     439     431     422   1,690     11%       14      15     (10)     46     65
R&D expense         180     190     198     181     749      5%       (5)     20      30      (7)    38
Interest, net       (81)    (95)   (111)   (136)   (423)    (3%)     (44)    (45)    (71)    (62)  (222)
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
                    497     534     518     467   2,016     13%      (35)    (10)    (51)    (23)  (119)
                ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------
Pretax result       907   1,145   1,061   1,385   4,498     30%       10      42      30     (90)    (8)
                ======= ======= ======= ======= ======= ======== ======= ======= ======= ======= ======


                                   CORPORATE AND OTHER (2)
                                  (in thousands of $'s)

                                                                   Increase (Decrease)
                                  Fiscal 2007                       From Fiscal 2006
                --------------------------------------- --------------------------------------
                 First  Second   Third  Fourth           First  Second   Third  Fourth
                Quarter Quarter Quarter Quarter   YTD   Quarter Quarter Quarter Quarter  YTD
                ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Interest income     229     206     218     224     877     139      71      61     (43)   228
Rental income       299     241      55      91     686     (43)    (96)   (232)   (229)  (600)
                ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
                    528     447     273     315   1,563      96     (25)   (171)   (272)  (372)

SG&A expense        636   1,322     520     581   3,059     (13)     19     138     162    306
Interest expense    268     815       0       0   1,083      45     577    (245)   (258)   119
Other-Building
 expenses           510     549     519     634   2,212      67      59      (1)    105    230
Other-Hemerus
 losses             127     123     119     169     538      45      41      36      (2)   120
Other-Nephromics
 losses              --     123     142     163     428      --     123     142     163    428
                ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
                  1,541   2,932   1,300   1,547   7,320     144     819      70     170  1,203
                ------- ------- ------- ------- ------- ------- ------- ------- ------- ------
Pretax result    (1,013) (2,485) (1,027) (1,232) (5,757)    (48)   (844)   (241)   (442)(1,575)
                ======= ======= ======= ======= ======= ======= ======= ======= ======= ======


(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.